Mueller Co. Chattanooga Plant
Retirement Savings and Invest-
ment Plan For Hourly Employees
Covered by a Collective Bargain-
ing Agreement
                                       ADOPTION AGREEMENT 002
                                       USE ONLY WITH BASIC PLAN
                                       DOCUMENT NO. 01


                       ADOPTION AGREEMENT

     GOODWIN, PROCTER & HOAR REGIONAL PROTOTYPE NON-STANDARD

               PROFIT SHARING SECTION 401(k) PLAN



1.  THE EMPLOYER  (Note:  The term "Employer" includes all
                  Related Employers as defined in Section 2.12 of the Plan)

    Name: Tyco Laboratories, Inc.      Employer Identification
          ----------------------       Number:

    Address: Tyco Park                    04-2297459
             -------------------        ----------------------
         Exeter, NH  03833            Plan Number      028
   -----------------------------                 -------------
                                      (001 or next available
                                       number)

    Nature of Business:                Fiscal Year Ends:

    Manufacturing                             6/30
---------------------------------       ----------------------
    Type of Employer:

      X   corporation                   partnership
     ---                           ---
          sole proprietor               other
     ---                           ---

2.  THE PLAN

    A.   The Plan or Amendment adopted by this Adoption
         Agreement is effective January 1, 1992. (Should ordinarily be the first day of a Fiscal Year.)

         This adoption is (check one):

    (X) An original adoption of an entirely new plan.

    (X)   An amendment to and continuation of a plan originally
          effective                 and entitled
                    ---------------               ------------
--------------------------------------------------------------
--------------------------------------------------------------
-------------------------

    B.    Top-Heavy status (check one):

    ( ) i. The Plan will always be administered as if it were top-heavy.

    ( ) ii. The Employer will determine each year whether or not the Plan is top-heavy. For purposes of determining the top-heavy ratio, any benefit
  N/A shall be discounted only for mortality and interest based on the following (complete if you maintain or ever maintained a defined benefit plan):

              Interest rate     %
                            ---
              Mortality table                              .
                              --------------------------------
              Valuation date for purposes of computing the top-heavy ratio
              shall be           of each year.
                      ----------



3.  PLAN YEAR, LIMITATION YEAR

    The Plan Year shall be the twelve consecutive month period ending on December 31 of each year. The Limitation Year for all qualified plans of the Employer shall be the twelve consecutive month period ending on December 31 of each year.


4.  TRUSTEE

    The Employer hereby designates the following to act as Trustee under the
    Plan:
            Mellon Bank, N.A.
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------


5.  PERMISSIBLE INVESTMENTS

    The Permissible Investments shall include (check any options you wish to elect):

    ( ) A. Such stocks, bonds, or other marketable securities, including certificates of participation or shares of any regulated mutual investment company, trust or fund, put and call options, certain hedged covered option positions, limited partnership interests, private letter stock, as the Trustee from time to time selects; provided that the Trustee shall not invest in securities of an Employer; and that the Trustee may hold funds of the Trust uninvested if and to the extent it deems advisable from time to time, and provided further that the Trustee is authorized to commingle part or all of the assets of the Trust in one or more trusts, including trusts of which the Trustee is trustee, whether now existing or hereafter created, for the collective investment of funds held under employees' pension or profit sharing plans or trusts which are qualified within the meaning of and exempt from tax under the revenue laws of the United States, and permitted by existing or future rulings of the United States Treasury Department to pool their respective funds in a group trust, in which event the instrument pursuant to which such trust is established shall be deemed to be a part of the Plan.

    ( ) B. Such guaranteed income contracts and similar products, if any, whether issued by an insurance company or other financial institution, as the Trustee from time to time selects.

    ( ) C. Such short-term obligations from time to time selected by the Trustee, including but not limited to savings accounts, certificates of deposit, variable demand notes, short-term commercial paper, U.S. Treasury bills and notes, other obligations with short maturities on which interest income may vary from day to day, and shares of mutual funds investing principally in the foregoing.

    ( ) D. Such shares of one or more mutual funds or interests in other pooled investment funds as the Trustee from time to time selects.

    (X) E. Other: Such shares of one or more mutual funds and such guaranteed income contracts and similar products, if any, whether issued by an insurance company or other financial institution, as the Plan Administrator for time to time selects.

6.  CONTRIBUTIONS AND FORFEITURES

    (X)   A.  Elective Deferrals
              ------------------
              If this paragraph is checked, Elective Deferrals
              not in excess of 20% of a Member's Compensation
See           shall be contributed to the Trust by the Employer
Attachment    in accordance with a Salary Adjustment Agreement
              with the Member.

              The minimum Elective Deferrals per Member shall be $         per
                                                                   -------
              week/month.

    (  )  B.  Employee Contributions
               ----------------------
              If this paragraph is checked, a Member may contribute up to
                     % of his Compensation to the Trust on a nondeductible
              -----
              basis.

              The minimum Employee Contributions per Member shall be       $ per
                                                                      -----
              week/month.

    (X)   C.  Matching Contributions
              ----------------------
              If this paragraph is checked, the Employer shall make Matching Contributions to the Trust on behalf of all Members who make (check (i) or (ii) or both)

              (X)   (i)  Elective Deferrals

              (  )  (ii)  Employee Contributions

              to the Trust.

              The amount of Matching Contribution shall be (check one or more below)

              (X)  (a)     200 percent of the Member's Elective
                           Deferrals.

              (  )  (b)            percent of the Member's
                         ---------
                           Employee Contributions.

              (  )  (c)            such amount voted or declared
                         ---------
                           by the Employer each Fiscal Year.

              The Employer shall not match the Member's Elective Deferrals and/or Employee Contributions in excess of $ 250 , or in excess of
                                                          -----
                      percent of the Member's Compensation.
              ------

              The Matching Contributions

              (  ) will    (X) will not

              be limited to the Employer's Net Profits.

    (X)   D.  Employer Contributions
              -----------------------
See           If this paragraph is checked, the Employer shall
Attachment    make Employer Contributions to the Trust each
              Fiscal Year in an amount determined as follows:

              (  )  (i) the amount voted or declared by the
                        Employer on account of such Fiscal Year.

              (  ) (ii)   % of each eligible Member's
                       ---
                        Compensation, plus the amount voted or
                        declared by the Employer on account of
                        such Fiscal Year.

              ( ) If this paragraph is checked, a Member is eligible to share in the allocation of the Employer Contribution for any Plan Year if he is an Employee on the last day of the Plan Year, or if he died, retired, became disabled during such Plan Year, or terminated employment during such Plan Year after being credited with more than 500 Hours of Service.

              The Employer Contributions

              (  ) will                     (X) will not

              be limited to the Employer's Net Profits.

              The Employer Contributions will be allocated to each eligible Member as follows:

              (  )  NOT INTEGRATED:  The allocation will be made
                    on a pro rata basis in accordance with each eligible Member's Compensation.

              (  )  INTEGRATED:  The allocation will be
                    integrated with Social Security as set forth in Section 5.05B(b) of the Plan.

    (  )  E.  Qualified Non-Elective Contributions
              ------------------------------------

              ( ) If this paragraph is checked, in any Plan Year in which the Plan cannot satisfy either the ADP or ACP test, the Employer may make Qualified Non-Elective Contributions to the Trust on behalf of Non-Highly Compensated Employees in an amount sufficient to enable the Plan to satisfy such tests.

    (X )  F.  Forfeitures
              -----------
              Forfeitures for each Plan Year shall be (check i or ii)

              (X) (i) applied to reduce Matching Contributions for such Plan Year.

              (  ) (ii) allocated in the same manner as Employer
                        Contributions.

    ( ) G. In any year in which the Plan is or is deemed to be top-heavy, a minimum contribution in the amount determined under Section 14.05(a) of the Plan is required. To avoid inappropriate
    N/A omissions or duplication of minimum benefits or contributions if the Employer maintains more than one plan, the rules checked or specified below shall apply (check one)

              (  )    (i)    Minimum contributions shall be
                             provided in this Plan without
                             regard to the benefits or
                             contributions provided to the
                             Member under the Employer's other
                             plans (subject to the limitations
                             of Article XII).

              (  )   (ii)    Any Member who is also covered
                             under the Employer's other defined
                             contribution plan and who is
                             employed on the last day of the
                             Plan Year shall receive minimum
                             contributions in the amount
                             determined under Section 14.05(a)
                             of the Plan under the Employer's
                             other defined contribution plan

              (  )  (iii)    Any Member who is also covered
                             under the Employer's defined
                             benefit plan and who is employed
                             on the last day of the Plan Year
                             shall receive minimum contributions
                             or benefits as follows:

                    (  )     1.   A minimum contribution under
                                  this Plan in an amount equal
                                  to 5% of the Member's
                                  Compensation.

                    (  )     2.   A minimum contribution under
                                  this Plan in an amount equal
                                  to 7.5% of the Member's
                                  Compensation.

                    (  )     3.   A minimum benefit under the
                                  Employer's defined benefit
                                  plan equal to the product of
                                  (a) the Member's average
                                  Compensation for the period of
                                  consecutive years (not
                                  exceeding five) when the
                                  Member had the highest
                                  aggregate Compensation from
                                  the Employer and (b) the
                                  lesser of 2% per year of
                                  service with the Employer or
                                  20%.

                    (  )     4.   A minimum benefit under the
                                  Employer's defined benefit
                                  plan equal to the product of
                                  (a) the Member's average
                                  Compensation for the period of
                                  consecutive years (not
                                  exceeding five) when the
                                  Member had the highest
                                  aggregate Compensation from
                                  the Employer and (b) the
                                  lesser of 3% per year of
                                  service with the Employer or
                                  30%.

    Note: The total employer contributions (Elective Deferrals, Matching
          Contributions, Employer Contributions and Qualified Non-elective Contributions) to the Trust each Fiscal Year may generally not exceed 15% of aggregate Members' compensation. The Annual Additions to a Member's accounts in any Limitation Year cannot exceed the lesser of $30,000 or 25% of the Member's Compensation.

7.  CLAIM FOR EXCESS ELECTIVE DEFERRALS

    Members who claim Excess Elective Deferrals pursuant to Section 6.02 of the Plan for the preceding calendar year must submit their claims in writing to the Plan Administrator by March 1.

    Note: Excess Elective Deferrals distributed after April 15 are not only includable in the Member's gross income for the year made, but are also includable in income again in the year distributed.


8.  COMPENSATION

    Compensation shall mean all of each Member's

    (X)   W-2 earnings

    (  )  Compensation (as that term is defined in Section
          12.05(c))

    which is actually paid to the Member during

    (X)   the Plan Year.

    (  )  the calendar year ending with or within the Plan Year.

    (  )  the Limitation Year ending with or within the Plan
          Year.

    Compensation

    (X) shall include                 (  ) shall not include

    any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Section 125, 402(a)(8), 402(h) or 403(b) of the Code.

    Compensation

    (  ) shall include                 (X) shall not include

    any amount paid before the Member becomes eligible to participate in the Plan.

    For an Self-Employed Individual covered under the Plan, Compensation means Earned Income.

9.  MEMBERSHIP/NORMAL RETIREMENT AGE

    A. Each Employee will be eligible to become a Member in this plan in accordance with Article III, except the following (check any options you wish to elect):

          (X) i. Employees who have not attained the age of 21 (cannot exceed 21).

          (X)  ii.  Employees who have not completed 1 Year of
   See              Eligibility Service.
Attachment
          (  ) iii. Employees who have not been employed for at
                    least 6 months.

          ( ) iv. Employees covered by a collective bargaining agreement which does not include this Plan, if retirement benefits were the subject of good faith bargaining.

          (X) v. Employees employed in the following classes shall be excluded from eligibility:
                    --------
                    (  )  hourly-paid employees.

                    (  )  salaried employees.

                    (  )  commissioned employees.

                    (X)   all employees other than employees
                          covered by a collective bargaining
                          agreement between Mueller Company
                          Chattanooga Plant and United
                          Steelworkers of America Local
                          No. 3115, International Association of
                          Machinists and Aerospace Workers
                          Success Lodge No. 56, International
                          Association of Machinists and
                          Aerospace Workers, Pattern Makers
                          Division, Chattanooga Local Lodge PM
                          2805, Office and Professional
                          Employees International Union, AFL-CIO,
                          CLC, Local No. 179 (Office),
                          Office and Professional Employees
                          International Union, AFL-CIO, CLC,
                          Local No. 179 (Plant Clerks) and
                          Office and Professional Employees
                          International Union, AFL-CIO, CLC,
                          Local No. 179 (Draftsmen).

                    (  )  employees of Related Employers, except
                          that employees of the following
                          Related Employers shall be eligible
                                                                .
                          --------------------------------------

                    (  )  leased employees.

                    (  )  all employees other than
                                                  --------------
                                                                .
                          --------------------------------------

    Note: The term "Employee" includes any employee of the employer maintaining the plan or of any other employer required to be aggregated under
          Section 414(b), (c), (m) or (o) of the Code. Any individual who is a "leased employee" of any such employer (see Section 2.11 of the Plan) shall also be considered an Employee.

    B. Entry Date is generally defined as the first day of the Plan Year and the first day of the seventh month of the Plan Year. Check one of the following options if you prefer an alternate definition.

          (     ) If this paragraph is checked, Entry Date shall mean the first day of the Plan Year, and the first day of the fourth, seventh and tenth month of the Plan Year.

          (     ) If this paragraph is checked, Entry Date shall mean the first day of each payroll period.

    C.    Normal Retirement Age under the Plan shall be
          (check one):

              (  )   Age 65

              (  )  Age 62

              (X)   Other   Age 55
                         ------------------------------------------------------

10. VESTING FORMULA

    A. The Vesting Formula applicable to Plan Years in which the Plan is or is deemed to be top-heavy shall be:
          (check one)

    (  )   i. 100%  vesting immediately upon participation.

    (  )  ii. 100%  vesting after      (not to exceed 3) Years
                                 ------
                    of Vesting Service.

    (  ) iii.    %  (zero or higher) vesting after 1 Year of
             ----
                    Vesting Service.
N/A
                 %  (20 or higher) vesting after 2 Years of

             ----
                    Vesting Service.

                 %  (40 or higher) vesting after 3 Years of
             ----
                    Vesting Service.

                 %  (60 or higher) vesting after 4 Years of
             ----
                    Vesting Service.

                 %  (80 or higher) vesting after 5 Years of
             ----
                    Vesting Service

              100%  vesting after 6 Years of Vesting Service.

    B.    (Complete this Paragraph only if you checked Paragraph
          2(B)(ii).)  The Vesting Formula applicable to Plan
          Years in which the Plan is not top-heavy shall be:
          (check one)

    (  )  i.     %  (zero or higher) vesting after 1 Year of
             ----
                    Vesting Service.

                 %  (zero or higher) vesting after 2 Years of
             ----
                    Vesting Service.

                 %  (20 or higher) vesting after 3 Years of
             ----
                    Vesting Service.

                 %  (40 or higher) vesting after 4 Years of
             ----
                    Vesting Service.

                 %  (60 or higher) vesting after 5 Years of
             ----
                    Vesting Service

                 %  (80 or higher) vesting after 6 Years of
             ----
                    Vesting Service

              100%  vesting after 7 Years of Vesting Service.

    (X) ii.   100% after 5 (not to exceed 5) Years of Vesting
              Service.
   See
Attachment

11. SERVICE

    A. Hours of Service shall be determined for all Employees on the basis of actual hours for which an Employee is paid or entitled to payment, unless the following alternative is selected (check if you do not wish to maintain detailed records of hours paid):

          ( ) On the basis of weeks worked. An Employee shall be credited with forty-five (45) hours if under
                Section 2.16 of the Plan such Employee would be credited with at least one Hour of Service during the week.

          ( ) On the basis of months worked. An Employee shall be credited with one hundred-ninety (190) hours if under Section 2.16 of the Plan such Employee would be credited with at least one Hour of Service during the month.

    B. (Complete i and ii; 1000 Hours of Service will be required if the blanks are not completed.)

          i. The minimum number of Hours of Service required for a "Year of Eligibility Service" shall be 1000

         ii. The minimum number of Hours of Service required for a "Year of Vesting Service" shall be 1000.

    C. Service for the following Predecessor Employer(s) shall be treated as service for the Employer:
                                                       -------
                   Mueller Company                            .
--------------------------------------------------------------
    D. All of an Employee's Years of Vesting Service with the Employer are counted to determine the vested percentage in the Employee's Employer Account and Matching Account except: (check if you wish to elect this option)

          ( ) Years of Vesting Service before the Employer maintained this plan or a predecessor plan.

          (  )  Years of Vesting Service completed before the
                Employee attained age 18.

    E. The computation period for determining an Employee's Years of Vesting Service is the Plan Year unless the following is checked (check if you wish to elect this option):

          (X) For purposes of determining an Employee's Years of Vesting Service, the computation periods shall be the Employee's employment years. An employment year for an Employee is a twelve consecutive month period beginning on his employment commencement date. His employment commencement date is the date on which he first performed an Hour of Service.


12. INVESTMENT AND WITHDRAWALS: (check any options you wish to elect)

    (X)   A.  If this paragraph is checked, Members may elect
              the investment of their Accounts pursuant to
Effective     Section 5.08B of the Plan.
July 1, 1992
    (  )  B.  If this paragraph is checked, Members may make the following withdrawals pursuant to Section 7.06(b) of the Plan (check the options you wish to elect):

              (  )  Withdrawals will be permitted from the
                    Member's            Employee Account and/or
                             -----------
                                 Rollover Account pursuant to
                    -------------
                    Section 7.06(b)(i) of the Plan.

              (  )  Withdrawals will be permitted from the
                    Member's            Employer Account and/or
                            ------------
                                   Matching Account pursuant to
                    ---------------
                    Section 7.06(b)(ii) of the Plan; provided

                    (  )  i.  the Member has participated in the
                              Plan for at least sixty (60)
                              months; or

                    (  ) ii.  the Member has attained age
                                                          -----
                              [fill in an age no less than 59-1/2].

                    (  )iii.  the Member experiences a
                              "Financial Hardship" as defined in
                              Section 7.06(b) of the Plan.

    Note: Fully vested Employer Contributions and Matching
          Contributions will not be considered Qualified Non-Elective Contributions and Qualified Matching Contributions, respectively, if the Employer elects the above withdrawal provision, and such contributions cannot be used to help the Plan satisfy the ADP or ACP test.

              ( )   Withdrawals will be permitted from the
                    Member's Elective Deferral Account for
                    purposes of a "Financial Hardship" pursuant to Section 7.06(b)(iii) of the Plan.

    ( ) C. If this paragraph is checked, the Trustee shall invest a portion of the Employer contribution in Insurance Policies. The percentage of the Employer contribution allocable to each insurable Member's Employer Account and Matching Account to be so invested shall be (complete i, ii or iii):

          (  )   i.    % (not to exceed 25%) in a term life
                   ----
                    insurance policy.

          (  )  ii.    % (not to exceed 49%) in an ordinary life
                   ----
                    insurance policy.

          (  ) iii. (1)      % in a term life insurance policy
                       ----
                                                  and

                    (2)       % in an ordinary life insurance
                        ----
                          policy.

                    The percentage in (1) plus one-half of the percentage in (2) shall not exceed 25%.

                    If Paragraph 12(A) has been checked, the percentage specified above shall constitute the maximum percentage of the Employer Contribution and Matching Contribution which each Member may elect to have applied to the purchase of Insurance Policies.

    ( ) D. If this paragraph is checked, loans are permitted under Section 7.10 of the Plan.

    Note:  Loans may not be made to Owner-Employees of an
                     ---
    unincorporated Employer or shareholder-employees of an Employer which is an S Corporation.


13. FORMS OF DISTRIBUTION

    Each Member may choose to have the distribution of his Accounts made under
Section 7.07 of the Plan in accordance with one of the following options (check any options you wish to offer under the Plan):

    (X) A. One lump sum payment in cash or in kind or part in cash and part in kind.

    ( ) B. Payments in cash or in kind in annual, quarterly or monthly installments over a period not exceeding one of the following periods selected by the Member:

              (i)   the life expectancy of the Member;

             (ii) the joint life and last survivor expectancy of the Member and a Designated Beneficiary.

    ( ) C. Payments in cash or in kind in annual, quarterly or monthly installments over a period up to 15 years as selected by the Member.

    ( ) D. Purchase of an immediate nontransferable annuity which meets the requirements of Section 401(a)(9) of the Code and the regulations promulgated thereunder.


14. TIMING OF DISTRIBUTIONS

    The distribution of the Member's Accounts whose employment terminates for reasons other than retirement, disability or death and whose Accounts exceed $3,500 (insert $3,500 or more) will commence within a reasonable time after the end of the Plan Year in which the following occurs (check one):

    (X)   A.  The Member's termination of employment.

    ( ) B. The date the Member attains (or would have attained) Normal Retirement Age.

    (  )  C.        years from the Member's termination of

              -----
              employment.


15. LIMITATION ON CONTRIBUTIONS

    If the Employer maintains or ever maintained another qualified plan in which any Member of this Plan is (or was) a participant or could possibly become a participant, complete this section.

    A. If the Member is covered under another qualified defined contribution plan maintained by the Employer, other than a regional prototype (check i or ii):

          ( ) i. The provisions of Section 12.02 will apply as if the other plan were a regional prototype plan.

          (  ) ii.  (Provide the method under which the plans
                    will limit Annual Additions to the Maximum
                    Permissible Amount, and will properly reduce
                    any Excess Amounts, in a manner that
                    precludes Employer discretion)
                                                  -----------------------------
-------------------------------------------------------------------------------

    B. If the Member is or has ever been a participant in a defined benefit plan maintained by the Employer (provide the method under which the plans will satisfy Section 415(e) of the Code): Any reduction will be
                                                          ----------------------
          made in the defined benefit plan.
          ----------------------------------------------------------------------


16. ADOPTION BY EMPLOYER AND TRUSTEE(S):

    The employer named in Paragraph 1 (the "Employer") hereby adopts the Mueller Co. Chattanooga Plant Retirement Savings and Investment Plan For Hourly Employees Covered by a Collective Bargaining Agreement consisting of this Adoption Agreement and the Goodwin, Procter & Hoar Regional Prototype Defined Contribution Basic Plan Document.

    It is understood that the Employer assumes full responsibility for the legal and tax aspects of its adoption of this Plan. Failure by the Employer to complete this Adoption Agreement properly may result in disqualification of the Plan.


                                  Tyco Laboratories, Inc.
                                  -----------------------
                                  Employer


                                  By: /s/ John A. Helfrich
                                     ----------------------
                                    Authorized Signature


                                  Date: April 21, 1993
                                       ----------------------

    The Employer may not rely on the opinion letter obtained by Goodwin, Procter & Hoar from the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter.

    If the Employer has any questions regarding plan provisions, the procedure for adoption of this regional prototype plan, and the effect of the notification letter, please contact a member of the ERISA Department of Goodwin, Procter & Hoar at Exchange Place, Boston, Massachusetts 02109, or by calling (617) 570-1000.

    Goodwin, Procter & Hoar will inform the Employer of any amendments made to the prototype plan or of the discontinuance or abandonment of the prototype plan.



ZP-4586/T
7/10/92